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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                  FORM 8-K/A
                                (Amendment # 1)



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Earliest Event Reported: January 7, 1999
                       Date of Report: January 11, 1999



                            TELE-COMMUNICATIONS, INC.
             -------------------------------------------------------
             (Exact name of Registrant as specified in its charters)


                                State of Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


           0-20421                                     84-1260157
    ------------------------              ------------------------------------
    (Commission File Number)              (I.R.S. Employer Identification No.)


              5619 DTC Parkway
            Englewood, Colorado                           80111
----------------------------------------            -----------------
(Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (303) 267-5500


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Item 5.       Other Events

         As reported on the Company's Current Report on Form 8-K, dated July 1, 1998, the Company intends, subject to stockholder approval, to merge with a subsidiary of AT&T Corp. (the "Merger") and, independent of whether the Merger is consummated, to combine Liberty Media Group and TCI Ventures Group (the "Combination"). Exhibit 99.1 sets forth the following financial statements, including notes thereto, of the Company and the combined Liberty/Ventures Group:
(a) the consolidated balance sheets of the Company as of September 30, 1998 and December 31, 1997 and 1996, (b) the consolidated statements of operations, stockholders' equity and cash flows of the Company for each of the fiscal years in the three-year period ended December 31, 1997 and for the nine-month periods ended September 30, 1998 and 1997, (c) the combined balance sheets of the Liberty/Ventures Group as of September 30, 1998 and December 31, 1997 and 1996, and (d) the combined statements of operations, equity and cash flows of the Liberty/Ventures Group for each of the fiscal years in the three-year period ended December 31, 1997 and for the nine-month periods ended September 30, 1998 and 1997. In addition, Exhibit 99.1 sets forth management's discussion and analysis of results of operations of the Company for the years ended December 31, 1997, 1996 and 1995 and for the nine months ended September 30, 1998 and 1997.

         The Company is filing this Current Report on Form 8-K in order to cause the information set forth in Exhibit 99.1 to be incorporated by reference into the joint proxy statement/prospectus of the Company and AT&T, dated January 7, 1999, relating to the Merger and the Combination.

Item 7.       Financial Statements and Exhibits

(c)     Exhibits

        (99.1) Financial Statements

        Tele-Communications, Inc.:
          Management's Discussion and Analysis of Financial Condition and
            Results of Operations, Years ended December 31, 1997, 1996 and 1995 Independent Auditors' Report
          Consolidated Balance Sheets,
            December 31, 1997 and 1996
          Consolidated Statements of Operations,
            Years ended December 31, 1997, 1996 and 1995
          Consolidated Statements of Stockholders' Equity,
            Years ended December 31, 1997, 1996 and 1995
          Consolidated Statements of Cash Flows,
            Years ended December 31, 1997, 1996 and 1995
          Notes to Consolidated Financial Statements,
            December 31, 1997, 1996 and 1995

        Liberty/Ventures Group:
          Independent Auditors' Report
          Combined Balance sheets,
            December 31, 1997 and 1996
          Combined Statements of Operations,
            Years ended December 31, 1997, 1996 and 1995
          Combined Statements of Equity,
            Years ended December 31, 1997, 1996 and 1995
          Combined Statements of Cash Flows,
            Years ended December 31, 1997, 1996 and 1995
          Notes to Combined Financial Statements,
            December 31, 1997, 1996 and 1995

        Tele-Communications, Inc.:
          Management's Discussion and Analysis of Financial Condition and
            Results of Operations, Nine Months ended September 30, 1998 and 1997 Consolidated Balance Sheets,
            September 30, 1998 and December 31, 1997 (unaudited)
          Consolidated Statements of Operations,
            Nine months ended September 30, 1998 and 1997 (unaudited) Consolidated Statement of Stockholders' Equity,
            Nine months ended September 30, 1998 (unaudited)
          Consolidated Statements of Cash Flows,
            Nine months ended September 30, 1998 and 1997 (unaudited)
          Notes to Consolidated Financial Statements,
            September 30, 1998 (unaudited)

        Liberty/Ventures Group:
          Combined Balance Sheets,
            September 30, 1998 and December 31, 1997 (unaudited)
          Combined Statements of Operations,
            Nine months ended September 30, 1998 and 1997 (unaudited) Combined Statement of Equity,
            Nine months ended September 30, 1998 (unaudited)
          Combined Statements of Cash Flows,
            Nine months ended September 30, 1998 and 1997 (unaudited) Notes to Combined Financial Statements,
            September 30, 1998 (unaudited)
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:    January 11, 1999




                                              TELE-COMMUNICATIONS, INC.
                                              (Registrant)



                                              By: /s/ Stephen M. Brett
                                                  -------------------------
                                                      Stephen M. Brett
                                                  Executive Vice President,
                                                    General Counsel and
                                                         Secretary

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                              EXHIBIT INDEX



EXHIBIT NO.             DESCRIPTION
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

99.1                    Financial Statements
